SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
the Securities Exchange Act of 1934

January 22, 2003
Date of Report (Date of earliest event reported)

MATRIXONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-29309	02-0372301
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

210 Littleton Road
Westford, Massachusetts 01886
(Address of principal executive offices)

(978) 589-4000
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On January 22, 2003, MatrixOne, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company approved a stock repurchase program (the “Program”) whereby the Company may repurchase up to $10.0 million of its common stock. Any common stock repurchases under the Program may be made over a period of up to twelve months and may be made in the open market, through block trades or otherwise. Depending on market conditions and other factors, these purchases may be commenced or suspended at any time or from time to time without prior notice. The press release dated January 22, 2003 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit Number	Description

99.1	Press Release issued on January 22, 2003 announcing the stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date: January 23, 2003
By:	/S/ MAURICE L. CASTONGUAY
Maurice L. Castonguay Chief Financial Officer, Senior Vice President of Finance and Administration and Treasurer (principal financial and accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on January 22, 2003 announcing the stock repurchase program.